UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2015

Hampden Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33144 (Commission File Number)	20-5714154 (IRS Employer Identification No.)

19 Harrison Avenue, Springfield, Massachusetts  01102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (413) 736-1812

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement

In connection with the transactions contemplated by that certain Agreement and Plan of Merger by and between Berkshire Hills Bancorp, Inc. (“Berkshire Hills”) and Hampden Bancorp, Inc. (“Hampden”) dated as of November 3, 2014 (the “Merger Agreement” and the transactions contemplated thereby, the “Merger”) previously disclosed on Form 8-K, on January 23, 2015, Hampden, Berkshire Hills, Clover Partners, L.P. (“Clover Partners”), MHC Mutual  Conversion Fund, L.P. (“MHC”), Clover Investments, L.L.C. (“Clover Investments”), Michael C. Mewhinney (“Mewhinney”), John Guerry (“Guerry”) and Garold R. Base (together with Clover Partners, MHC, Clover Investments, Mewhinney and Guerry, the “Clover Group”) entered into a settlement agreement (the “Settlement Agreement”). Pursuant to the Settlement Agreement, and subject to the terms thereof, (i) Berkshire Hills agreed to reimburse the Clover Group $75,000 for certain out-of-pocket costs, fees and expenses incurred in connection with the Clover Group’s proxy contest solicitation for Hampden’s 2014 annual meeting of stockholders, subject to the Clover Group’s obligation to repay such amount if the Merger is not consummated for any reason other than Berkshire’s breach of the Merger Agreement resulting in its termination; (ii) the Clover Group agreed to vote all shares of Hampden’s common stock, par value $0.01 per share, beneficially owned by the Clover Group in favor of the Merger Agreement and the Merger; and (iii) Hampden, Berkshire Hills and each member of the Clover Group agreed to (a) non-disparagement covenants and (b) releases of all claims, actions and proceedings against the other parties related to the proxy contest solicitation, Hampden’s 2014 annual meeting of stockholders, the Merger and the Merger Agreement. The Settlement Agreement also contains representations, warranties, covenants and other provisions customary for transactions of this nature.

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit 10.1                              Settlement Agreement, dated January 23, 2015, by and among Hampden Bancorp, Inc., Berkshire Hills Bancorp, Inc., Clover Partners, L.P., MHC Mutual Conversion Fund, L.P., Clover Investments, L.L.C., Michael C. Mewhinney, Johnny Guerry, and Garold R. Base

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPDEN BANCORP, INC.

	By:	/s/ Glenn S. Welch
Glenn S. Welch
President and Chief Executive Officer

Date: January 23, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1

Settlement Agreement, dated January 23, 2015, by and among Hampden Bancorp, Inc., Berkshire Hills Bancorp, Inc., Clover Partners, L.P., MHC Mutual Conversion Fund, L.P., Clover Investments, L.L.C., Michael C. Mewhinney, Johnny Guerry, and Garold R. Base